AMENDMENT NO. 1
This Amendment No. 1, dated as of November 16, 2012 (this “Amendment”), to that certain Credit Agreement, dated as of November 30, 2010 (the “Credit Agreement”), among CCA CLUB OPERATIONS HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), CLUBCORP CLUB OPERATIONS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), CITICORP NORTH AMERICA, INC., as Administrative Agent, Swing Line Lender and L/C Issuer and CITIGROUP GLOBAL MARKETS INC., as Sole Arranger and Sole Bookrunner, is entered into by and among Holdings, the Borrower, the Agents and the Lenders party hereto. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.
W I T N E S S E T H:
WHEREAS, the Borrower, Holdings, the Administrative Agent, the Lenders and certain other parties hereto are parties to the Credit Agreement;
WHEREAS, the Borrower has requested an amendment to the Credit Agreement that (i) would decrease the interest rate floors applicable to Term B Loans and (ii) would decrease the Applicable Rate with respect to Term B Loans;
WHEREAS, in the event the Amendment is approved by the Required Lenders but not all of the Term B Lenders, the Borrower desires to replace those Term B Lenders that are Non-Consenting Lenders to this Amendment by causing such Non-Consenting Lenders to assign their Term B Loans to certain Eligible Assignees (the “New Term B Lenders”) in accordance with Sections 3.07 and 10.07 of the Credit Agreement; and
WHEREAS, in order to effect the foregoing, the Borrower and the other parties hereto desire to amend the Credit Agreement, subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:
Section 1.AMENDMENTS TO THE CREDIT AGREEMENT
Effective as of the First Amendment Effective Date (as defined in Section 2 below) and subject to the satisfaction (or due waiver) of the conditions set forth in Section 2 below, the Credit Agreement is hereby amended as follows:
1.1    Clause (a) of the definition of “Applicable Rate” in Section 1.01 is hereby amended and restated in full as follows:
“(a)    with respect to Term B Loans, (i) for Eurodollar Rate Loans, 3.75% and (ii) for Base Rate Loans, 2.75%; and”
1.2    Clause (a) of the definition of Base Rate in Section 1.01 is hereby amended and restated in full as follows:

“(a) (i) 2.50% with respect to Revolving Credit Loans or (ii) 2.25% with respect to Term B Loans;”
1.3    Clause (a) of the definition of “Eurodollar Rate” in Section 1.01 is hereby amended and restated in full as follows:
“(a) (i) 1.50% with respect to Revolving Credit Loans or (ii) 1.25% with respect to Term B Loans and”
1.4    Clause (a)(iv) of Section 2.05 is hereby amended and restated in full as follows:
“At the time of the effectiveness of any Repricing Transaction that (A) makes any prepayment of Term Loans in connection with any Repricing Transaction, or (B) effects any amendment of this Agreement resulting in a Repricing Transaction and is consummated prior to November 16, 2013, the Borrower agrees to pay to the Administrative Agent, for the ratable account of each applicable Term Lender, a fee in an amount equal to, (x) in the case of clause (A), a prepayment premium of 1% of the amount of the Term Loans being prepaid and (y) in the case of clause (B), a payment equal to 1% of the aggregate amount of the applicable Term Loans outstanding immediately prior to such amendment. Such fees shall be due and payable upon the date of the effectiveness of such Repricing Transaction.”
SECTION 2.    CONDITIONS PRECEDENT
This Amendment shall become effective as of the date (the “First Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied or duly waived:
2.1    Certain Documents. The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:
(a)    this Amendment, duly executed by each of the Borrower, Holdings, the Administrative Agent, the Required Lenders and each Term B Lender; provided, however, if any Term B Lender is a Non-Consenting Lender then this Amendment shall be duly executed by Term B Lenders and New Term B Lenders holding the aggregate amount of all Term B Loans outstanding on the First Amendment Effective Date;
(b)    an Acknowledgement and Confirmation, substantially in the form of Exhibit A hereto, duly executed by each Loan Party; and
(c)    executed legal opinions of Perkins Coie LLP, counsel to Holdings and Borrower, in form and substance reasonably acceptable to the Administrative Agent.
2.2    Assignment and Assumption. In the event Amendment is not initially approved by all Term B Lenders, the Term B Loans of each Non-Consenting Lender shall have been assigned to New Term B Lenders pursuant to an Assignment and Assumption in accordance with the terms of Sections 3.07 and 10.07 of the Credit Agreement. Such Assignment and Assumption shall be effective to assign all of the Term B Loans held by the Term B Lenders that are Non-Consenting Lenders in respect of this Amendment to New Term B Lenders.

2.3    Fees and Expenses.
(a)All fees and reimbursable expenses that have been invoiced as of the First Amendment Effective Date that are due and payable to any Person under the Credit Agreement or under any engagement letter entered into in connection with this Amendment shall have been paid in full in immediately available funds; and

(b)The Administrative Agent hereby waives any and all assignment fees due to the Administrative Agent from the Borrower under any Assignment and Assumption executed pursuant to Section 3.07(a) of the Credit Agreement.

2.4    Representations and Warranties. Each of the representations and warranties contained in Section 3 below shall be true and correct.
SECTION 3.    REPRESENTATIONS AND WARRANTIES
Each of Holdings and the Borrower, on behalf of itself and each Loan Party, hereby represents and warrants to the Agents and each Lender, with respect to all Loan Parties, as follows:
3.1    Incorporation of Representations and Warranties from Loan Documents. Immediately before and immediately after giving effect to this Amendment, each of the representations and warranties of the Borrower and each other Loan Party contained in Article 5 of the Credit Agreement or in any other Loan Document are true and correct in all material respects (and in all respects if qualified by materiality) on and as of the First Amendment Effective Date, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if qualified by materiality) as of such earlier date and (ii) that for purposes of this Section 3.1, the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Sections 6.01(a) and 6.01(b) of the Credit Agreement and, in the case of the financial statements furnished pursuant to Section 6.01(b) of the Credit Agreement, the representations contained in Section 5.05(a) of the Credit Agreement, as modified by this clause (ii), shall be qualified by the statement that such financial statements are subject to the absence of footnotes and year-end audit adjustments;
3.2    Corporate Power and Authority. Each of Holdings and the Borrower has taken all necessary action to authorize the execution, delivery and performance of this Amendment, this Amendment has been duly executed and delivered by each of Holdings and the Borrower, and this Amendment is the legal, valid and binding obligation of each of Holdings and the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles; and
3.3    Absence of Default. No Default or Event of Default exists or would result from this Amendment.
SECTION 4.    MISCELLANEOUS
4.1    Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its costs and expenses in connection with this Amendment (and any other Loan Documents delivered in connection herewith) as provided in Section 10.04 of the Credit Agreement.

4.2    Reference to and Effect on the Loan Documents.
(a)    As of the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended by this Amendment.
(b)    Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document (as amended hereby) except as and to the extent expressly set forth herein.
4.3    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.
4.4    Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
4.5    Loan Document and Integration. This Amendment is a Loan Document, and together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
4.6    Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
4.7    Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

CCA CLUB OPERATIONS HOLDINGS, LLC
By: /s/Curtis D. McClellan
Name: Curtis D. McClellan
Title: Treasurer
CLUBCORP CLUB OPERATIONS, INC.
By: /s/Curtis D. McClellan
Name: Curtis D. McClellan
Title: Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 1]

CITICORP NORTH AMERICA, INC.,
as Administrative Agent,
By: /s/Stuart G. Dickson
Name: Stuart G. Dickson
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

Exhibit A
FORM OF ACKNOWLEDGMENT AND CONFIRMATION
1.    Reference is made to Amendment No. 1 to Credit Agreement, dated as of November 16, 2012 (the “First Amendment”), by and between the Borrower, Holdings, the Administrative Agent and the Lenders from time to time party thereto. Terms defined in the First Amendment and used herein shall have the meanings assigned to such terms in the First Amendment, unless otherwise defined herein or the context otherwise requires.
2.    Certain provisions of the Credit Agreement are being amended pursuant to the First Amendment. Each of the undersigned is a Guarantor of the Guaranteed Obligations as defined in and pursuant to the Guaranty and Security Agreement (as defined in the Credit Agreement) and is a Grantor as defined in and pursuant to the Guaranty and Security Agreement and hereby:
(a)    consents to the execution, delivery and performance of the foregoing First Amendment;
(b)    acknowledges that, notwithstanding the execution and delivery of the foregoing First Amendment, the Secured Obligations of such Grantor and the obligations of such Guarantor under the Loan Documents to which it is a party are not impaired or affected and all guaranties made by such Guarantor pursuant to the Guaranty and Security Agreement and all Liens granted by such Grantor as security for the Secured Obligations of such Grantor pursuant to such Loan Documents continue in full force and effect and shall continue to secure such Secured Obligations except to the extent any waiver, release or modification has been granted by or on behalf of Lenders or has otherwise occurred pursuant to the terms of the Loan Documents; and
(c)    confirms and ratifies its obligations under each of the Loan Documents executed by it after giving effect to the First Amendment.
3.    This Acknowledgement and Confirmation and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.
4.    This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy or electronic mail), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
[_____________]

By:

    Name:

    Title:

2